     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 1997

                                                       REGISTRATION NO.333-_____

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under
                           The Securities Act of 1933

                               ------------------


                        ALGOS PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                                     22-3142274
     (State of other jurisdiction                        (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

           COLLINGWOOD PLAZA
             4900 ROUTE 33
          NEPTUNE, NEW JERSEY                              07753-6804
         (Address of principal                             (Zip Code)
          executive offices)

                               ------------------


             ALGOS PHARMACEUTICAL CORPORATION 1994 STOCK OPTION PLAN
             ALGOS PHARMACEUTICAL CORPORATION 1996 STOCK OPTION PLAN
           ALGOS PHARMACEUTICAL CORPORATION 1996 NON-EMPLOYEE DIRECTOR
                                STOCK OPTION PLAN
                            (Full title of the Plans)

                               ------------------


                                  JOHN W. LYLE
                        ALGOS PHARMACEUTICAL CORPORATION
                                COLLINGWOOD PLAZA
                                  4900 ROUTE 33
                         NEPTUNE, NEW JERSEY 07753-6804
                                 (908) 938-5959
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:
                                 RAYMOND Y. LIN
                                LATHAM & WATKINS
                                885 THIRD AVENUE
                                   SUITE 1000
                            NEW YORK, NEW YORK 10022
                                 (212) 906-1200

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
                            Amount             Proposed               Proposed
                          of Shares            Maximum                 Maximum             Amount of
Title of Securities         to be           Offering Price            Aggregate          Registration
to be Registered          Registered        Per Share (1)        Offering Price (1)           Fee
----------------------------------------------------------------------------------------------------------
Common Stock               887,270          $0.12; $0.13;            $5,344,087            $1,619.42
$.01 par value                             $11.25; $12.00;
                                           $12.25; $12.88;
                                           $13.50; $13.63;
                                           $14.00; $15.00;
                                           $16.00; $16.25;
                                           $16.50; $17.50;
                                           $17.75; $18.25;
                                                $16.37
----------------------------------------------------------------------------------------------------------

(1) For purposes of computing the registration fee only. Pursuant to Rule 457(h), the Proposed Maximum Offering Price Per Share is based upon (a) the exercise price per share ($0.12) of outstanding options for 176,375 shares, (b) the exercise price per share ($.013) of outstanding options for 369,350 shares, (c) the exercise price per share ($11.25) of outstanding options for 10,000 shares, (d) the exercise price per share ($12.00) of outstanding options for 10,000 shares, (e) the exercise price per share ($12.25) of outstanding options for 2,000 shares, (f) the exercise price per share ($12.88) of outstanding options for 10,000 shares, (g) the exercise price per share ($13.50) of outstanding options for 10,500 shares, (h) the exercise price per share ($13.63) of outstanding options for 3,000 shares, (i) the exercise price per share ($14.00) of outstanding options for 30,000 shares, (j) the exercise price per share ($15.00) of outstanding options for 85,000 shares, (k) the exercise price per share ($16.00) of outstanding options for 6,000 shares, (l) the exercise price per share ($16.25) of outstanding options for 500 shares, (m) the exercise price per share ($16.50) of outstanding options for 24,000 shares, (n) the exercise price per share ($17.50) of outstanding options for 20,000 shares, (o) the exercise price per share ($17.75) of outstanding options for 4,000 shares, (p) the exercise price per share ($18.25) of outstanding options for 10,000 shares, and (q) for the remaining 116,545 shares, $16.37, the average of the high and low prices for the Company's Common Stock reported on the composite tape for the NASDAQ National Market System on June 17, 1997.

                                     PART I

Item 1.  Plan Information

                  Not required to be filed with this Registration Statement.

Item 2.  Registration Information and Employee Plan Annual Information

                  Not required to be filed with this Registration Statement.

                                     PART II

Item 3.  Incorporation of Documents by Reference

                  The following documents filed with the Securities and Exchange Commission by Algos Pharmaceutical Corporation, a Delaware corporation (the "Company"), are incorporated as of their respective dates in this Registration Statement by reference:

                  A. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.

                  B. All other reports filed by the Company pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                           Act"), since December 31, 1996.

                  C. Description of the Company's Common Stock contained in the Company's Registration Statement on Form S-1 (File No. 333-04313) of the Registrant.

                  All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents.

                  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

                  Not applicable.

Item 5.  Interests of Named Experts and Counsel

                  Not applicable.

Item 6.  Indemnification of Directors and Officers

                  Section 145 of the Delaware General Corporation Law (the "DGCL") and Article SEVENTH of the Amended and Restated Certificate of
Incorporation provide for indemnification of the Company's directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Article SEVENTH provides that unless otherwise determined by the Board of Directors, the Company shall indemnify, to the full extent permitted by the laws of Delaware as from time to time in effect, the persons described in Section 145 of DGCL.

                  The general effect of the provisions in the Amended and Restated Certificate of Incorporation and the DGCL is to provide that the company shall indemnify its directors and officers against all liabilities and expenses actually and reasonably incurred in connection with the defense or settlement of any judicial of administrative proceedings in which they have become involved by reason of their status as corporate directors or officers, if they acted in good faith and in the reasonable belief that their conduct was neither unlawful (in the case of criminal proceedings) nor inconsistent with the best interests of the Company. With respect to legal proceedings by or in the right of the Company in which a director or officer is adjudged liable for improper performance of his duty to the Company or another enterprise for which such person served in a similar capacity at the request of the Company, indemnification is limited by such provisions to that amount which is permitted by the Court.

Item 7.  Exemption from Registration Claimed

                  Not applicable.

Item 8.  Exhibits

                  4(a) Form of Amended and Restated Certificate of Incorporation of the Company. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

                  4(b) Form of Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

                  4(c) Form of Stock Certificate of Common Stock. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

                  4(d) 1994 Stock Option Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

                  4(e) 1996 Stock Option Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

                  4(f) 1996 Non-Employee Director Stock Option Plan. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313 and the Registrant's Form 10-K, filed March 31, 1997, File No. 000-28844.)

                  5(a) Opinion of Latham & Watkins as to the legality of the Common Stock being registered.

                  23(a)     Consent of Coopers & Lybrand L.L.P.

                  23(b)     Consent  of  Latham  & Watkins (included  in Exhibit
                            5(a)).

                  24(a)     Power of Attorney (included on signature page).

Item 9.  Undertakings

                  (a)       The undersigned Registrant hereby undertakes:

                            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                                    (i)     To include any  prospectus  required
                                            by   Section    10(a)(3)    of   the
                                            Securities    Act   of   1933   (the
                                            "Securities Act");

                                    (ii)    To  reflect  in the  prospectus  any
                                            facts or  events  arising  after the
                                            effective date of this  Registration
                                            Statement   (or  the   most   recent
                                            post-effective   amendment  thereof)
                                            which,
                                            individually  or in  the  aggregate,
                                            represent  a  fundamental  change in
                                            the  information  set  forth  in the
                                            Registration Statement;

                                    (iii)   To include any material  information
                                            with   respect   to  the   plan   of
                                            distribution      not     previously
                                            disclosed   in   the    Registration
                                            Statement or any material  change to
                                            such information in the Registration
                                            Statement;

                            provided,  however,  that  paragraphs  (a)(1)(i) and
                            (a)(1)(ii) shall not apply to information contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                            (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                            (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Neptune, State of New Jersey, on June 19, 1997.

                                     ALGOS PHARMACEUTICAL CORPORATION

                                     By:  /s/ John W. Lyle
                                          ----------------------------
                                          John W. Lyle
                                          Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints John W. Lyle his true and lawful attorney-in-fact and agent, with full power of substitution and reimbursement, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



               Signature                                  Title                      Date Signed
               ---------                                  -----                      -----------
         /s/ John W. Lyle                President, Chief Executive                  June 19, 1997
     ---------------------------         Officer and Director
             John W. Lyle                (Principal Executive Officer)

        /s/ Gary R. Anthony              Chief Financial Officer                     June 19, 1997
     ---------------------------         (Principal Financial and
            Gary R. Anthony              Accounting Officer)

        /s/ James R. Ledley              Assistant Secretary and                     June 17, 1997
     ---------------------------         Director
            James R. Ledley

                                         Director                                    June --, 1997
     ---------------------------
           Donald G. Drapkin

        /s/ Roger H. Kimmel              Director                                    June 19, 1997
     ---------------------------
            Roger H. Kimmel

       /s/ Dieter A. Sulser              Director                                    June 19, 1997
     ---------------------------
           Dieter A. Sulser

         /s/ Michael Hyatt               Director                                    June 18, 1997
     ---------------------------
             Michael Hyatt

                                  EXHIBIT INDEX


  4(a)      Form of Amended and Restated Certificate of Incorporation of the
            Company.  (Incorporated herein by reference to Registrant's Registration
            Statement on Form S-1, declared effective on September 25, 1996, File
            No. 333-04313.)

  4(b)      Form of Amended and Restated Bylaws of the Company.  (Incorporated
            herein by reference to Registrant's Registration Statement on Form S-1,
            declared effective on September 25, 1996, File No. 333-04313.)

  4(c) Form of Stock Certificate of Common Stock. (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313.)

  4(d)      1994 Stock Option Plan.  (Incorporated herein by reference to
            Registrant's Registration Statement on Form S-1, declared effective on
            September 25, 1996, File No. 333-04313.)

  4(e)      1996 Stock Option Plan.  (Incorporated herein by reference to
            Registrant's Registration Statement on Form S-1, declared effective on
            September 25, 1996, File No. 333-04313.)

  4(f)      1996 Non-Employee Director Stock Option Plan.  (Incorporated herein by reference to Registrant's Registration Statement on Form S-1, declared effective on September 25, 1996, File No. 333-04313 and the Registrant's
            Form 10-K, filed March 31, 1997, File No. 000-28844.)

  5(a) Opinion of Latham & Watkins as to the legality of the Common Stock being registered.

  23(a)     Consent of Coopers & Lybrand L.L.P.

  23(b)     Consent of Latham & Watkins (included in Exhibit 5(a)).

  24(a)     Power of Attorney (included on signature page).